Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit 10.2

MEMORANDUM OF AGREEMENT
between
THE BOEING COMPANY
and
Spirit AeroSystems, Inc.

737 MAX Non-Recurring Agreement
This Memorandum of Agreement (“MOA”) is entered into as of April 7, 2014 (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”), and The Boeing Company, a Delaware Corporation with an office in Seattle, Washington (“Boeing”), acting by and through the Boeing Commercial Airplane business unit. Hereinafter, the Seller and Boeing may be referred to individually as a Party or jointly as Parties hereto.
RECITALS

A.
Boeing and Seller have entered into an agreement SBP-MS-65530-0016 (SBP), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) and all attachments and amendments thereto “Sustaining Contract” for Seller to provide product for current model aircraft and derivatives of those models.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the current production 737 model aircraft.

C.	Boeing is seeking to develop, design and manufacture an aircraft currently designated as the 737 MAX to be sold under the 737-7, 737-8 and 737-9 designations (the “737 MAX Program”).

D.
Boeing and Seller entered into interim pricing agreements documented under Contract Change Notice(s) (CCN) 6818 and 8015 against the Sustaining Contract for a portion of the costs incurred for design, stress and manufacturing engineering for fuselage, wing, thrust reverser and pylon Statements of Work (SOW) through December 31, 2013, the remainder of such costs the parties wish to account for in Section 2.2 of this MOA.

E.
Boeing and Seller entered into an interim pricing agreement documented under CCN 7586 against the Sustaining Contract for a portion of the costs incurred for the [*****] Thrust Reverser Statement of Work, the remainder of such costs the Parties wish to account for in Sections 2.2 and 10.0 of this MOA.

F.
Boeing and Seller wish to establish non-recurring pricing based upon the provisions of the Sustaining Contract and this MOA in support of Boeing’s 737 MAX Program for the 737-7, 737-8 and 737-9 MAX models.

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.0	APPLICABILITY AND DEFINITIONS

1.	Applicability

1.	This MOA pertains only to the 737 MAX Program and does not alter any existing agreements relating to other items in the Sustaining Contract.

2.	This MOA only pertains to the non-recurring pricing for the 737 MAX Program.

3.	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

2.	Definitions

1.	“Amended Type Certification” (ATC) means the date upon which type certificate amendment is received from the applicable regulatory body for the modified aircraft design.

2.	“Baseline Statement of Work (BSOW)”: The total requirements set forth in Section 3.0 and Section 4.0 including any referenced Boeing specifications, documents, designs or manuals.

3.	[*****]: The statement of work relating the titanium inner-wall for the aircraft described in the BSOW, which the Parties anticipate at this time to be performed by [*****].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

4.	“Initial Tooling”: All Tooling required for the first 737-8 Shipset unit and/or Engine Development Program (EDP) hardware, and such term shall subsequently apply to the 737-9 and 737-7.

5.
“Non-Recurring-Non-Tooling Work”: Any Nonrecurring Work relating to the BSOW, other than Non-Recurring Tooling Work, including, but not limited to, design engineering, stress engineering, project manufacturing engineering, process manufacturing engineering, First Article Inspection, other IPT, and NC programming.

6.
“Non-Recurring Tooling Work”: Any Nonrecurring Work relating to Tooling under the BSOW, including, but not limited to, tool design, tool fabrication, assembly tooling, integration tooling, detail tooling, and rotable tooling, but replacement of Tooling at end of useful life is not included and is not dispositioned as part of this MOA. Non-Recurring Tooling Work includes Tooling work performed by Seller’s vendors.

7.	“[*****] Amount ([*****] Amount)”: As applicable, the Initial Tooling [*****] Amount or the Rate Tooling [*****] Amount, in each case as set forth in Exhibit A.

8.	“Rate Tooling”: All Tooling, other than the Initial Tooling, required to support the build rate for the 737-8 aircraft.

2.0	TERM AND CCN RECONCILIATION

1.	Effectiveness
This MOA shall become effective on the Effective Date. Within thirty (30) days of the Effective Date the Parties will incorporate the complete terms of this MOA into the Sustaining Contract.

2.	CCN Reconciliation
Within five (5) days of the Effective Date, Boeing will issue to Seller a Purchase Order to enable payment for the work performed by Seller in support of the 737-8 Aircraft during the period from [*****] through [*****], inclusive of [*****], in the amount of $[*****] and will pay such amount within net [*****] calendar days from receipt of invoice.

3.0	NON-RECURRING-NON-TOOLING STATEMENT OF WORK

1.
In performance of the BSOW, Spirit shall perform to the applicable requirements and obligations set forth in the following documents In accordance with the delegated engineering requirements contained in the Sustaining Contract:

1.
The work depicted in the current revision of the 737 MAX Configuration Control Document (CCD) [*****] for 737-8, [*****] for 737-7, and [*****] for 737-9 Fuselage, Propulsion, and Wing Statements of Work;

2.	Fuselage Structures System Requirements and Objectives (SR&O) 737 MAX Document [*****], Structures Fuselage Criteria Document [*****], Propulsion Specification Documents [*****],[*****],[*****]; and

3.	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, and listed in Exhibit [B].

4.	In the event Seller is unable to comply with any requirement, Boeing and Seller’s engineering representatives will work together to define a mutually agreeable solution.

2.	Program Schedule Baseline: Program baseline schedules as contained in Exhibit D.

3.	The Parties agree the documents set forth in this Section 3 are the versions existing as of June 2013.

4.0	NON-RECURRING TOOLING STATEMENT OF WORK
In performance of the BSOW, Seller shall perform to the requirements and obligations set forth in the following documents and in accordance with the tooling requirements contained in the Sustaining Contract:

1.	The Tooling Baseline consists of:

1.	CCD [*****], with proposed revisions, submitted with letter [*****];

2.	The 737-8 Engineering Bill of Material (BOM) submitted by Seller, associated with CCD [*****], as set forth in Exhibit [B];

3.	The Tooling List submitted by Seller, associated with CCD [*****] as set forth in Exhibit [C]; and

4.	The August 1, 2013 version of the 737MAX Baseline Master Phasing Plan MPP, Rev B, initially dated June 28, 2012, as set forth in Exhibit [D].

2.
For the avoidance of doubt, the BSOW referenced here is for the 737 MAX-8 Non-Recurring Work. Pricing, ground rules, statements of work, unique terms and non-recurring price for the other 737 MAX minor models will be subsequently agreed and incorporated into this MOA at a later date

5.0	PAYMENT FOR NON-RECURRING-NON-TOOLING WORK
In consideration for Seller’s performance of the Non-Recurring-Non-Tooling statement of work identified in Section 3.0 and other mutual covenants set forth herein, the Parties agree to the following:

1.	Payment

1.
Boeing will reimburse Seller for all costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to [*****], including, but not limited to, [*****], all as set forth in Exhibit [E].

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

2.
Seller will invoice its costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced. ([*****] invoice to be submitted upon signature of this MOA).

Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Define statements of work.
737-8 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-8 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-8 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-9 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-9 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-9 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-9 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
737-7 Fuselage Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-7 Wing Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-7 Pylon Non-Recurring Non-Tooling Define PO XXXXXX item XX 737-7 Thrust Reverser Non-Recurring Non-Tooling Define PO XXXXXX item XX
Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Non-Tooling Build statements of work.
737-8 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-8 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-8 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-8 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-9 Fuselage Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-9 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-9 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-9 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX
737-7 Fuselage Non-Recurring Non-Tooling Build PO XXXXX item XX 737-7 Wing Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-7 Pylon Non-Recurring Non-Tooling Build PO XXXXXX item XX 737-7 Thrust Reverser Non-Recurring Non-Tooling Build PO XXXXXX item XX

3.
Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days after receipt of valid invoice and supporting data as defined in Exhibit [E] along with a monthly description of significant accomplishments and work completed for the fuselage, wing, thrust reverser and pylon statements of work. Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser and Pylon.

2.	Rates
For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

3.	Cost Allocation
Seller agrees that the cost allocation methodology utilized to derive costs incurred as of the Effective Date of this MOA will not change without prior review and concurrence from Boeing. In the event public accounting requirements change Seller’s cost allocation methodology the Parties will work together to resolve impacts.

6.0	PAYMENT FOR NON-RECURRING TOOLING WORK
In consideration for Seller’s performance of the Non-Recurring Tooling statements of work identified in Section 4.0 and other mutual covenants set forth herein, the Parties agree to the following.

1.	Payment

1.
Boeing will reimburse Seller for all actual costs incurred less any rebates and discounts in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] as set forth in Exhibit [F] submittal form]; up to the [*****] identified in Exhibit [A] for Initial Tooling and Rate Tooling by -7, -8, -9 and by minor model. The [*****] Amount in Exhibit [A] shall be deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) are submitted and approved. Upon submittal of all CTL records associated with each [*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the [*****] Amount as set forth in Exhibit [A].

2.	Seller will invoice its costs for the Non-Recurring Tooling Work, [*****], for the [*****] period preceding the month of invoice, and for other agreed to costs that have not been previously invoiced.

3.
Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days after receipt of valid invoice and supporting data as defined in Exhibit [F], Seller will provide separate invoices for Fuselage, Wing, Thrust Reverser and Pylon work.

2.	Rates
For clarification purposes, the rates described in Attachment 5 of the SBP do not apply.

3.	Invoicing Requirements for Non-Recurring Tooling Work
Seller will invoice Tooling separately by program (Fuselage, Wing, Thrust Reverser, Pylon) and by Initial Tooling and Rate Tooling by -7, -8, -9.
Purchase orders will be released in the following manner to enable invoicing of the Non-Recurring Tooling statements of work.
737-8 Fuselage Initial Tools PO XXXXXX item XX
737-8 Fuselage Rate Tools PO XXXXX item XX
737-8 Wing Initial Tools PO XXXXXX item XX
737-8 Wing Rate Tools PO XXXXXX item XX
737-8 Pylon Initial Tools PO XXXXXX Item XX
737-8 Pylon Rate Tools PO XXXXXX Item XX
737-8 Thrust Reverser Initial tools PO XXXXXX item XX
737-8 Thrust Reverser Rate Tools PO XXXXXX item XX
The Parties shall negotiate [*****] Amounts for 737-7 and 737-9 tooling within [*****] from receipt of Seller’s fully supported proposal. Upon settlement the Parties will amend Exhibits A and C within [*****] days to reflect the agreed pricing.

4.	Incentive Fee

1.
Upon submittal of all CTL’s associated with each [*****] Amount set forth in Exhibit A [*****], if Seller’s actual costs incurred in the completion of such work are less than the [*****] Amount, and taking into account any adjustments to such [*****] Amount pursuant to Section 8.0 (Changes), then Boeing shall pay to Seller, in addition to the amounts due under Section 6.1 (Payment), an incentive fee equal to [*****] as amended from time to time and agreed to between the parties per Section 6.7 [*****].

2.
If an incentive is earned in accordance with 6.4.1, Boeing will provide a purchase order within [*****]. Upon receipt of valid invoice from Seller, Boeing will pay such invoices per the terms of the Sustaining Contract net [*****] calendar days.

5.	Schedule
The implementation schedule for the Non-Recurring Tooling Work will be provided on Exhibit [C].

6.	Capacity
The pricing applicable to the Non-Recurring Tooling Work described herein, as set forth in Exhibit [A] hereto, is based upon supporting a maximum quantity of [*****] Shipsets for the 737 aircraft per month in any of the specified combinations: [*****],[*****],[*****] per the agreed to transition plan Exhibit [H]. The Parties agree to update the SBP Attachment 15 to include the MAX and to reflect the foregoing. Nothing herein affects the downside rate protection concerning minimum production rates set forth in Section IV c. (“Failure to Maintain Rate after FOB Dates”) of the Boeing - Seller Memorandum of Agreement dated March 9, 2012.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

7.	[*****] Amount Adjustments

1.
If it is determined additional Tooling that is not driven by BSOW Change is required in excess of that set forth in the BSOW, all additional Tooling costs incurred to meet the requirements of initial build and rate to [*****] APM will be assumed by Seller and the [*****] Amount shall not be adjusted.

2.
If it is determined Seller can accomplish the requirements with less Tooling than that set forth in the BSOW, the [*****] Amount shall not be adjusted and the cost savings shall be administered in accordance with Section 6.4 (Incentive Fee).

3.
For the sake of clarity, any Change from BSOW requested or driven by Boeing during the duration defined for Initial Changes shall constitute an Initial Change resulting in a commensurate adjustment to the [*****] Amount in accordance with Section 8.0 (Changes).

7.0	BUDGET TRACKING, MONTHLY ACTUALS, AND INVOICE RECONCILIATION

1.	Monthly Actuals
Seller will provide monthly costs incurred less any rebates and discounts in performance of the Non-Recurring-Non-Tooling Work up to Amended Type Certification for 737-7, -8, -9, including, but not limited to, [*****], as set forth in Exhibit [E] along with a description of significant accomplishments and work completed for the fuselage, wing, thrust reverser and pylon statements of work.

2.	Budget Tracking

1.
In conjunction with submittals of costs incurred, Seller will provide to Boeing its projected expenditures in connection with the performance of the Non-Recurring-Non-Tooling Work for the succeeding [*****] period, in the form of the template set forth in Exhibit [E].

2.	At the end of [*****], Boeing will issue its budget forecast for the Non-Recurring-Non-Tooling Work for the succeeding [*****] period.

3.	The Parties agree that regardless of any variances between such budgets and Seller’s costs, Boeing will continue to pay Seller in accordance with Section 5.1.

4.	Weekly reporting requirements
If requested, Seller will provide incurred weekly headcount information by IPT and Job function for Non-Recurring-Non-Tooling.

5.	Budget Management
Boeing and Seller will utilize the [*****], [*****] and [*****], if applicable, forecast and actual information to manage the program budget.
Boeing and Seller will work together to jointly manage the Boeing budget through the identification and implementation of forecasted spend reduction opportunities.

3.	Schedule Performance Monitoring

1.	Boeing and Seller will utilize the Event Tracking And Control (‘‘ETAC”) reporting system to track design/stress engineering performance.

2.	Boeing and Seller will utilize the Spirit Compliance And Tracking (“SCAT”) system to track non-define performance.

4.	Invoice Reconciliation

1.
In the event that Boeing disputes any Seller invoice, including without limitation, the invoice set forth in Section 2.2 above, Boeing will pay Seller the invoiced amount by the applicable deadline, in accordance with Section 5.1 or 6.1 (Payment), as applicable, but may review Seller’s books, records and documentation relating to the disputed amounts, provided that such review is conducted at reasonable times at Seller’s facility and that the scope of such review will not extend to any books, records, documentation or other information that is not necessary to support such disputed amounts. As a result of such review, any mutually agreed payment adjustments will be made in [*****]. Should the Parties fail to come to mutual agreement within [*****] of notification pursuant to Section 7.4.3, the Parties will resolve such disputes per GTA section 33.0.

2.
The Parties recognize that Seller may in some instances have confidentiality obligations to third parties which limit the amount or nature of data that can be provided in invoice reconciliation. In such event, the Parties shall work together to determine a mutually agreeable solution which enables the provision of supporting data in Section 7.4.1 in a manner that is in compliance with Seller’s confidentiality obligation to third parties.

3.	Boeing will have [*****] from the date the invoice is received to notify Seller of any exception to the actual costs listed in such invoice, otherwise the invoice will be deemed accepted.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

8.0	CHANGES

1.	In the event of any Change to the BSOW, directed by Boeing prior to Amended Type Certification as applicable to each MAX minor model (an “Initial Change”):

1.	The Parties will negotiate a schedule adjustment and any applicable adjustment to an [*****] Amount in accordance with Section 8.3 of this MOA.

2.
Costs associated with any revisions to the BSOWs that constitute a Change under Section 6 of the SBP and fall within the time period designated for Initial Changes, shall be addressed in accordance with 5.1.1 of this MOA for Non-Recurring-Non-Tooling Work and 6.1.1 for Non-Recurring Tooling Work.

2.
For clarification purposes, the change provisions of this MOA, rather than the change provisions in Section 7.0 of the SBP, will govern with respect to Initial Changes (provided, that the term “Change” as used herein, shall have the same meaning as that defined in the SBP, except as modified by this MOA), and equitable price adjustment with respect to Initial Changes will not be subject to the price thresholds described in Section 7.0 of the SBP. For each MAX minor model, Changes following the Initial Change period for such minor model shall be governed by the Sustaining Contract. For the avoidance of doubt Section 6.0 of the SBP shall apply except for the reference to Section 7.0 contained therein.

3.	Change Negotiation Process

1.
Following receipt of a direction from Boeing that constitutes a Change under this MOA, Seller will provide updated scope of work documents to Boeing, along with pricing submittals, identifying the associated cost and/or schedule impacts.

2.
Within [*****] of receipt of such proposal, Boeing shall make a settlement offer to Seller. Following receipt of Boeing’s settlement offer, if the Parties are unable to reach agreement on an equitable adjustment within [*****], the negotiations shall be elevated to Senior Contracts Management for resolution.

3.	Upon settlement the [*****] Amounts and/or schedule, this MOA will be adjusted by Contract Change Notice (CCN) for all adjustments agreed in writing between the parties.

9.0	WEIGHT

1.	Seller acknowledges the importance of an end item weight for the Products it delivers to Boeing and agrees to follow diligent weight reduction practices during the design process.

2.
Based on the BSOW, Seller will provide non-binding Advisory Weight Guidelines (AWG) for the Seller provided dry products. No weight requirement, (such as those referenced in any requirement document) other than the AWG are applicable.

3.	Such AWGs do not constitute a weight requirement, and failure to achieve such AWGs shall not constitute a breach under this MOA or the SBP

4.	These AWGs are for the end item level and are for production units only.

5.	In addition, the above AWGs require that adjustments to AWG values be assessed in conjunction with Initial Changes having a weight impact.

6.	Seller will provide Status Weight reporting and Actual Weight reporting once monthly via agreed to format.

10.0	[*****] STATEMENT OF WORK

1.	The Parties continue to evaluate the transfer of the [*****] Statement of Work from Seller to Boeing.

2.
Until such time as the transfer agreement has been executed, Seller will invoice Boeing [*****] for payments made to [*****] pursuant to the [*****] Statement of Work, and Boeing will pay such invoices net [*****] days after receipt thereof. For the avoidance of doubt, Seller will not duplicate such amounts in any invoice submitted pursuant to Section 5.1 or 6.1.

3.	In the event the Parties are unable to reach a transfer agreement by [*****] Boeing and Seller will negotiate additional payment provisions or inclusion of the [*****] Statement of Work into this MOA.

11.0	PROPULSION ENGINE DEVELOPMENT PLAN (EDP) AND TEST HARDWARE

1.	The parties will negotiate pricing for EDP Hardware and test hardware by [*****].

12.0	INCENTIVES: NON-RECURRING-NON-TOOLING
Boeing and Seller agree to the inclusion of an Award Fee program for the Non-Recurring-Non-Tooling Work based on schedule, quality, and cost performance in accordance with terms set forth in Exhibit G.
Boeing and Seller agree to work together to develop a design for cost incentive plan. This plan will be in addition to the incentives identified on Exhibit G.

13.0	MISCELLANEOUS

1.
This MOA including all Exhibits and Attachments contain the entire agreement between Seller and Boeing about the subject matter hereof and supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort. This MOA may be changed only in writing by authorized representatives of Seller and

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Boeing. Except as specified herein, all other terms of the Sustaining Contract apply. In the event of a conflict between the terms of this MOA and the Sustaining Contract, the terms of this MOA will have precedence.

2.	The Parties will update Attachment 9 to include the 737 MAX, and Attachment 4 of the SBP to include the 737 MAX under Section B.1 and incorporate this MOA as a separate attachment to the SBP.

3.	The Parties will amend the Product Support and Assurance Document (PSAD) D6-83315 to incorporate the 737-7, -8, -9 models in Section 8.3.1 (a) “Warranty for Products”.

4.
The D6-83323 Document denoting the 737 NG roles, responsibilities, and accountability for the 737 NG will apply to Seller’s engineering responsibility for the 737 MAX Products and nothing contained herein is intended to modify such allocation of roles, responsibilities and accountability for 737 MAX Products. For the avoidance of doubt, and despite reference to D6-83323 herein, the D6-83323 shall remain of lower precedence to the SBP, GTA, Purchase contract, and Order as specified in Section 13 (Order of Precedence) of the SBP.

EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the Parties.

BOEING THE BOEING COMPANY /s/ John Bayer Signature: Printed Name: John Bayer Title: Procurement Agent Date: April 7, 2014	SELLER Spirit AeroSystems, Inc. /s/ Matthew Calhoun Signature: Printed Name: Matthew Calhoun Title: Manager, Boeing Sustaining Contracts Date: 4/7/2014

List of Exhibits
Exhibit A: Tooling [*****] Amounts
Exhibit B: Engineering Bill of Material
Exhibit C: Tooling Bill of Material
Exhibit D: Master Phasing Plan and Tier II Schedules
Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form
Exhibit F: Non-Recurring Tooling Cost Submittal Form
Exhibit G: Award Fee
Exhibit H: MAX Transition Plan

Exhibit A: Tooling [*****] Amounts

737-8 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	[*****]
Rate Tooling [*****] Amount	[*****]

737-9 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	To be negotiated per section 6.3
Rate Tooling [*****] Amount	To be negotiated per section 6.3

737-7 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW)
Initial Tooling [*****] Amount	To be negotiated per section 6.3
Rate Tooling [*****] Amount	To be negotiated per section 6.3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit B: Engineering Bill of Material
Engineering Bill of Material (E-BOM) for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap used for Non-Recurring Tooling base pricing is contained In file 737-8_E-BOM_CCD_Rev_F_Plus_Dated_January_2013.xlsx embedded below and attached to this Exhibit as a separate file due to the size of the file.
Embedded copy of CCD Rev F Plus E-BOM file
737-8_E-BOM_CCD_Rev_F_Plus_Dated_January_2013.xlsx

Exhibit C: Tooling List
Tooling List for Fuselage, Pylon, Thrust Reverser, Flap, Fixed Leading Edge, Fixed Trailing Edge, Slat and K-Flap is contained in file 737_MAX_8-Rev_F_Tooling_Lists_GS.XLSX embedded below and attached to this Exhibit as a separate file due to the size of the file.
Embedded copy of MAX 8 Rev F Tooling List files
737_MAX_8-Rev_F_Tooling_Lists_GS.XLSX

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit D: Master Phasing Plan and Tier II Schedules

737 MAX 8 - Baseline Master Phasing Plan (Rev B)							Rev A Baselined:2-9-12 Rev B Baselined:6-28-12 Status as of:8-1-13
Baselined 6-28-12 Rev B	Show	Offer/Launch [*****]	PRR/3RR [*****]	Firm Config [*****]	CPR [*****]	PRR [*****]	Integ Prod Test [*****]	E18 [*****]
Gated Process Deliverables	[*****]
Business Case/Cost
Integrated Schedule/Plan
Requirements & SOW Requirements Aerodynamics & Loads Configuration Product Integration Structures Systems Propulsion Payloads Test Regulatory Admin Services & Support
Supplier/Partner
Production Sys Readiness

Copyright 2012 Boeing. All rights reserved BOEING PROPRIETARY
737 Max PP&C 6-28-12 Rev B

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737 MAX 8 Airframe | Tier 2 Schedule						Responsible:D. Stoll Status Date:3-13-14 Baselined:7-26-12
	Offer/Launch [*****]	PRR/3RR [*****]	Firm Config [*****]	CPR [*****]	PRR [*****]	Integ Prod Test [*****]	E1S [*****]
Gated Process Deliverables	[*****]
Program
Program

'- Airframe Renton
- Gated Process
(Keith Luschei)

- Airframe Renton
- Gated Process
(Keith Luschei)

- NRPD
(Bruce Dahl)

- Test
(Rob Welch)

- Spatial Integration
(Petra Critchfield)

- Wing & Emp
(Johnson, Krishan, Welch)

Propulsion and Loads Reference Milestones

- Winglet
(Brian Johnson)

- Landing Gear
(Rick Gessner)
(PA-Jeff Gochenour)

- Landing Gear
(Rick Gessner)

Copyright 2012 Boeing. All rights reserved BOEING PROPRIETARY
737 Max PP&C 6-28-12 Rev B

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737 MAX 8 Airframe | Tier 2 Schedule						Responsible:D. Stoll Status Date:3-13-14 Baselined:7-26-12
	Offer/Launch [*****]	PRR/3RR [*****]	Firm Config [*****]	CPR [*****]	PRR [*****]	Integ Prod Test [*****]	E1S [*****]
Gated Process Deliverables	[*****]
'- Forward Access Door
(PA-Brian Ogden)
(Ron Wittle)

- Equipment/TE
(Olson, Brennan)

- ME
(John Evoy)

- Cert
(Candice Duffer)

- Spirit Integration
(Mike McKeever)

- Spirit Fuse
(Jenny Drouhard/
Tracy Russell)

- Spirit Fuse
(Jenny Drouhard/
Tracy Russell)

- Spirit Wing Tulsa
(Cathy Diver/
Tracy Russell)

- Spirit Wing Tulsa
(Cathy Diver/
Tracy Russell)

- Spirit SM
(PA-John Bayer)

Copyright 2012 Boeing. All rights reserved BOEING PROPRIETARY
737 Max PP&C 6-28-12 Rev B

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Critical Path Status - Pylon

2011	2012	2013	2014	2015	2016
	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D
			1 2 3 4 5 6 7 8	9 10 11 12 13 14 15 16 17 18 19 20	21 22 23 24 25 26 27 28 29 30 31 32	33 34
PROGRAM						
PRODUCT DEFINITION DATA						
PRODUCT DESIGN						
PLANNING						
TOOLING						
PROCUREMENT/ FABRICATION/ CAPITAL						
ASSEMBLY						

[*****]

3/17/2014     Spirit AeroSystems Proprietary

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Critical Path Status - TR

2011	2012	2013	2014	2015	2016
	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D	J F M A M J J A S O N D
			1 2 3 4 5 6 7 8	9 10 11 12 13 14 15 16 17 18 19 20	21 22 23 24 25 26 27 28 29 30 31 32	33 34
PROGRAM						
PRODUCT DEFINITION DATA						
PRODUCT DESIGN			[*****]			
PLANNING						
TOOLING						
PROCUREMENT/ FABRICATION/ CAPITAL						
ASSEMBLY

3/17/2014     Spirit AeroSystems Proprietary

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit E: Non-Recurring-Non-Tooling Cost Submittal Form

Summary Totals Page 737 MAX Non-Recurring Actuals Cumulative through Date Month/Year

Hours	Fuselage	Pylon	TR	Wing	Total
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Totals by Month

737 MAX Non-Recurring Actuals - Total Date (Month/Year)
Hours	Month	Month	Month	Month
Design Eng
Stress Eng
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Totals by IPT

737 MAX Non-Recurring Actuals - (BY IPT) Month, Year
Hours	Month	Month	Month	Month
Design Eng.
Stress Eng.
Project ME
Design Eng - Subcontract
Stress Eng - Subcontract
Process ME
NC
IPT
QA
Total Hours

Avg Rate
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA

Cost
Design Eng
Stress Eng
Project ME
Eng - Subcontract
Process ME
NC
IPT
QA
Total Cost

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Actuals by IPT

Actuals by IPT Date Month/Year
Hours	Month	Month	Month	Month
Design Engr
Stress Engr
Project ME
Offload DE
Offload SE
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Hours

Dollars	Month	Month	Month	Month
Design Engr
Stress Engr
Project ME
Define Offload
Process ME
NC
IPT
Tool Design
Tool Fab
Total Fuselage Dollars
	[*****]	[*****]	[*****]	[*****]

Dollars with G&A	Month	Month	Month	Month
Design Engr	0	0	0	0
Stress Engr	0	0	0	0
Project ME	0	0	0	0
Define Offload	0	0	0	0
Process ME	0	0	0	0
NC	0	0	0	0
IPT	0	0	0	0
Tool Design	0	0	0	0
Tool Fab	0	0	0	0
Total Fuselage Dollars	0	0	0	0
	[*****]	[*****]	[*****]	[*****]

Exhibit F: Non-Recurring Tooling Cost Submittal Form
MAX In-house tooling template

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737 MAX Nacelle Quarterly Analysis SAMPLE 737 MAX Nacelle Tools Actuals as of the close of business month of January (2/6/2014) (SAMPLE)
					IN HOUSE HOURS			DOLLARS						TOTAL DOLLARS
Tool Number	Unit Number	Serial Number	TCS Order Status	EST Committed/ Closed Date	FAB	DESIGN	Total Hours	FAB	DSN	SUBCONTRACT	FACILITIES ASSIST	MATERIAL	TOTAL DOLLARS	CUM TO DATE

MAX Supplier tooling template

737 MAX STRUT SUPPLIER ACCOUNTABLE TOOLS-SAMPLE
Tool Number	Unit	Lifetime Serial	Open/Closed	Estimated Close Date	Cost
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT G: AWARD FEE

A.	Award Fee Plan
An Award Fee plan is provided to improve and assure the execution of the BSOW on Boeing products for the 737 MAX program. (“Award Fee” or “Award Fee Plan”).
The Award Fee Plan establishes the basis for providing incentives to Seller, to improve in targeted areas of performance for the 737 MAX program under this MOA. This Award Fee Plan provides the means by which Seller’s performance evaluation will be conducted and amounts to be paid will be determined.

B.	Award Fee Pool
The available Award Fee amount (Award Fee Pool) is [*****].
The Award Fee Pool is allocated between Cost, Quality and Delivery as follows.
Cost: [*****] award fee

•	[*****] payable if [*****] Non-Recurring-Non-Tooling cost target is met,

•	[*****] through [*****] of [*****]

•	[*****] payable if overall Non-Recurring-Non-Tooling cost target is achieved through 737-7 ATC. Value to be provided after [*****].
Quality: Up to [*****] if first pass release quality through CMA is in excess of [*****] and less than [*****] second effort driven by drawing error. Reference chart below for payment timing
Schedule: Up to [*****] if ETAC milestone completion is in excess of [*****] for 737-7, 737-8, and 737-9 ETAC performance. Reference chart below for payment timing

•	[*****] payable for ETAC releases [*****] on time

•	[*****] payable for ETAC releases [*****] on time
This value of the Award Fee Pool will be allocated by performance period and area of performance as per Section F (Award Fee Allocation and Payment Record). The actual Award Fees paid will be determined in accordance with the criteria contained in the table included in Section F (Award Fees Allocation and Payment Record). In no event does the Award Fee Plan affect other payments owed to Seller under this MOA.

C.	Award Fee Plan Changes
Changes to the Award Fee Plan affecting any current evaluation period may only be implemented upon mutual agreement of both parties. Boeing will notify Seller in writing of any change(s) to the Award Fee Plan

D.	Contract Termination
If this MOA is terminated in accordance with the termination terms set forth under the Sustaining Contract and such termination is after the start of an Award Fee evaluation period, the Award Fee deemed earned for that period shall be determined by Boeing using the normal Award Fee evaluation process, provided that the Award Fee amounts carried will be pro-rated based on the time period the MOA is in effect during the evaluation period. After termination, the remaining Award Fee amounts allocated to all subsequent Award Fee evaluation periods cannot be earned by Seller and, therefore, shall not be paid.

E.	Award Fee Allocation and Payment Record
The Award Fee earned by Seller will be determined at the completion of the evaluation periods shown in the Award Fee tables below. The total dollars shown corresponding to each period is the maximum available Award Fee amount that can be earned during that particular period. The Schedule and Quality categories are to be evaluated based on the individual 737-7, -8, -9 models. The Cost category is to be evaluated based on the combined performance of all models (737-7, 737-8, and 737-9).

F.	Payment of Award Fee
Payment of the Award Fee shall be due net [*****] calendar days after receipt of Seller’s invoice.
Award Fee tables: Record of the total amount of Award Fee available and actual payments made.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive Payment to be based on completion of schedules and meeting quality requirements by model (737-7)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[*****]	[*****]
Quality	[*****]	[*****]	[*****]	[*****]	[*****]

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive Payment to be based on completion of schedules and meeting quality requirements model (737-8)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[*****]	[*****]
Quality	[*****]	[*****]	[*****]	[*****]	[*****]

737-MAX Incentive Payment Plan Schedule for Schedule and Quality Incentive Payment to be based on completion of schedules and meeting quality requirements by model (737-9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Schedule	[*****]	[*****]	[*****]	[*****]	[*****]
Quality	[*****]	[*****]	[*****]	[*****]	[*****]

737-MAX Incentive Payment Plan Schedule for Cost Incentive Payment to be based on meeting or exceeding Boeing cost targets for all models (737-7, -8, -9)
Category	Performance Period Beginning Milestone	Performance Period Ending Milestone	Payment Trigger	Amount Available	Award Amount Calculation
Cost applies to 737-7, -8, -9 models only	[*****]	[*****]	[*****]	[*****]	[*****]
Cost applies to 737-7, -8, -9 models only	[*****]	[*****]	[*****]	[*****]	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

EXHIBIT H – MAX Transition Plan

Boeing Proprietary

737MAX

Baselined: Rev A 2-23-12
Rev B: 6-27-12
Status BB of: 6-28-12
Status BB of: 9-19-12
Rev C: 4-15-13

-8 Type Cert.
-9 Type Cert.
-7 Type Cert.
Airplanes Per Month @ Nominal Delivery
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****] –
[*****]
2015
2016
2017
2018
2019
2020

Boeing Proprietary
737 Max PP&C 6-28-12